                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  FEBRUARY 1, 2000
                                                 -------------------------------



                              INPUT SOFTWARE, INC.
--------------------------------------------------------------------------------
              (EXACT NAME OF REGISTRATION AS SPECIFIED IN CHARTER)


          DELAWARE                 000-22292            77-0104275
--------------------------------------------------------------------------------
(STATE OR OTHER JURISDICTION OF   (COMMISSION  (IRS EMPLOYER IDENTIFICATION NO.)
        INCORPORATION)            FILE NUMBER)


      1299 PARKMOOR AVENUE, SAN JOSE, CALIFORNIA           95126
--------------------------------------------------------------------------------
       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)          (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE  (408) 325-3800
                                                   -----------------------------



--------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.  OTHER EVENTS

On October 8, 1999, the Registrant's Board of Directors (the "Board") adopted a Special Incentive Bonus Plan (the "Incentive Plan"). The Incentive Plan was adjusted on December 29, 1999. The Incentive Plan was adopted to both retain and motivate management of the Registrant to improve stockholder value.

On February 1, 2000 the Board amended the Incentive Plan to provide that no more than 25,000 total shares of the Registrant's Common Stock would be issued pursuant to the Incentive Plan.

The full description, terms and conditions of the payments are set forth in the Incentive Plan attached as Exhibit 99.1 hereto.



ITEM 7.  EXHIBITS

(c)      EXHIBITS:

           Exhibit
           Number
           -------
           99.1      Text of Incentive Plan dated December 29, 1999, as amended
                     February 1, 2000.

                                   SIGNATURES



          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Input Software, Inc.
                                       --------------------
                                       (Registrant)



Date:  February 16, 2000                By:   /s/ John Finegan
                                           ------------------------------------
                                           John Finegan
                                           Vice President of Finance and Chief
                                           Financial Officer



                              INPUT SOFTWARE, INC.

                                  EXHIBIT INDEX

Exhibit
Number
-------
99.1    Text of Incentive Plan dated December 29, 1999, as amended February 1,
        2000.


                                        3